1 2018 Investor Meetings March-April

2 Cautionary Note Regarding Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management’s current beliefs, assumptions and expectations of EMC Insurance Group Inc.’s (the “Company’s”) future performance, taking all information currently available into account. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: • catastrophic events and the occurrence of significant severe weather conditions; • the adequacy of loss and settlement expense reserves; • state and federal legislation and regulations; • changes in the federal corporate tax rate and other effects of federal tax reform; • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy; • rating agency actions; • “other-than-temporary” investment impairment losses; and • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Management intends to identify forward-looking statements when using the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “may”, “intend”, “likely” or similar expressions. Undue reliance should not be placed on these forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

3 Table of Contents Page/Slide Number Who We Are 4 Corporate Structure 5 Benefits of Pooling Agreement – Direct Business 6 Benefits of Quota Share Agreement with EMCC – Assumed Reinsurance 7 Intercompany Reinsurance Programs 8 Key Reasons to Invest in EMCI 9 2017 Premiums Earned 10 Diversified Book of Business 11-12 Benefits of Local Market Presence 13 2017 Direct Premiums Written by Branch (CL) 14 2017 Premium Distribution by Account Size (CL) 15 Unique and Powerful Rate Compare System 16 Page/Slide Number Commercial Renewal Rates 17 Loss Cost Trend 18 GAAP Combined Ratios 19 Personal Lines Focused Accountability 20 Commercial Auto Trends 21 Investing in Innovation 22 Innovative Loss Control Services 23 Investment Portfolio 24 Increasing Stockholder Value 25 Appendix 26-36

4 • Downstream holding company of Employers Mutual Casualty Company (EMCC) • Trade on Nasdaq: EMCI • Enterprise began in 1911, IPO in 1982 • Property and Casualty Insurance Segment (78% of premiums earned) • 2,160 independent agency relationships • 41 state distribution network, licensed in all 50 states and District of Columbia • 30% participation in EMCC pool • Diversified premiums (92% commercial / 8% personal) • Reinsurance Segment (22% of premiums earned) • EMCC has assumed reinsurance business since 1950s • 100% Quota Share Agreement with EMCC, but some contracts written directly • 91% of business primarily from 17 reinsurance brokers • 9% of business from participation in Mutual Reinsurance Bureau underwriting association (MRB) Who We Are

5 Corporate Structure Reinsurance Segment (100% Quota Share Agreement with EMCC) Employers Mutual Casualty Company (Founded in 1911) Public Shareholders EMC Insurance Group Inc. (IPO in 1982 - Follow-on offerings in 1985 and 2004) 55%* 45%* *Ownership as of December 31, 2017 Dakota Fire Insurance Company EMCASCO Insurance Company Illinois EMCASCO Insurance Co. EMC Reinsurance Company EMC Underwriters, LLC Property and Casualty Insurance Segment (Aggregate 30% pool participation)

6 Benefits of Pooling Agreement – Direct Business • “A” (Excellent) rating with stable outlook from A.M. Best Company • Risks spread over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms • Benefits from capacity of the entire pool • $1.7 billion in direct premiums written* in 2017 • $1.5 billion of statutory surplus as of Dec. 31, 2017 • Merger and acquisition flexibility • Economies of scale in operations and purchase of reinsurance • Investment in innovation *Premiums written is an industry metric used in statutory accounting to quantify the amount of insurance sold during a specified reporting period. See p. 36 of the Appendix for additional information regarding this metric.

7 Benefits of Quota Share Agreement with EMCC – Assumed Reinsurance • EMCC’s surplus ($1.4 billion as of Dec. 31, 2017) and financial strength exhibits ability to pay claims owed to ceding companies • Name recognition and long-standing domestic and international relationships with EMCC • Competitive advantage being licensed in all 50 states and District of Columbia • Utilize EMCC’s “A” (Excellent) rating from A.M. Best Company (EMC Re also rated “A”)

8 Intercompany Reinsurance Programs Overview • Intercompany reinsurance program between EMCI’s three insurance subsidiaries in the property and casualty insurance segment and EMCC • Intercompany reinsurance program between EMCI’s reinsurance subsidiary (EMC Reinsurance Company) and EMCC Objectives • Reduce volatility of EMCI’s quarterly results caused by excessive catastrophe and storm losses • Provide protection from elevated frequency and/or severity of such losses NOTE: The Inter-Company Committees of the boards of directors of EMCI and EMCC approved the terms of the agreements to ensure they are fair and equitable to both parties.

9 Key Reasons to Invest in EMCI • Access to large capital base • Diversified, seasoned book of business • Regional, decentralized operating structure • Dividend yield of 3.2% as of March 13, 2018 • 8 consecutive years of dividend increases • Dividend has never been reduced $- $0.15 $0.30 $0.45 $0.60 $0.75 $0.90 Dividends Per Share* • Conservative balance sheet • Experienced senior management • For our agents – focus on innovation and differentiation * Amounts reflect the total of the quarterly cash dividends paid in the respective years.

10 EMCC, Subs. & Affil. $1,131.5 million Reinsurance Segment $134.8 million P&C Insurance Segment $472.4 million 2017 Premiums Earned Total EMC premiums earned of ~$1.7 billion

11 Diversified Book of Business Reinsurance Segment Premiums Earned Excess of Loss 66.9% Pro Rata 33.1% EMCC, Subs. & Affil. Reinsurance Segment $134.8 million P&C Insurance Segment Domestic 87% International (mainly Europe & Japan) 13%

12 EMCC, Subs. & Affil. Reinsurance Segment P&C Insurance Segment $472.4 million Diversified Book of Business Property and Casualty Insurance Segment Premiums Earned Commercial Auto 25.0% Commercial Liability 20.9% Commercial Property 22.9% Workers' Compensation 21.3% Bonds 1.8% Personal Lines 8.1%

13 Benefits of Local Market Presence • Decentralized decision making/guided autonomy: • Marketing • Underwriting • Risk improvement • Claims • Strengthens agency relationships, which we believe allows us to quote agent’s best business • Develop products, marketing strategies and pricing targeted to specific territories • Individual approaches within EMC risk appetite and framework • Retention level consistently stays between 80%-90% • 85.8% at December 31, 2017

14 6.3% 4.9% 13.4% 7.1% 3.6% 4.5% 4.7% 4.0% 14.4% 4.0% 5.3% 4.4% 3.9% 5.6% 10.0% 3.9% 2017 Direct Premiums Written by Branch Property and Casualty Insurance Segment Commercial Lines

15 30% 34% 36% $1-$25K $25-$100K $100K+ 2017 Premium Distribution by Account Size • Approximately 86% of commercial accounts are under $25,000 in account premium, but only represent 30% of commercial lines premiums written volume • Invest more per dollar of premium in loss control services than most competitors – available to all commercial policyholders Property and Casualty Insurance Segment Commercial Lines

16 Unique and Powerful Rate Compare System Rates current exposures of commercial renewal policies at current and prior period rates Provides near real-time measure of rate increase obtained by policy, account underwriter, line of business or branch Able to target specific accounts needing more or less rate when combined with our internal analytical models used to help underwriters make decisions Creates management framework that allows monitoring and oversight of the success of branch offices and underwriters in achieving desired rate level increases Rate Compare System

17 Commercial Renewal Rates -2% -1% 0% 1% 2% 3% 4% 5% 6% 7% 8% 2010 2011 2012 2013 2014 2015 2016 2017 P r i o r P e r i o d P e r c e n t a g e C h a n g e • Commercial lines renewal rates up 24.1% since 2010 on a cumulative rate compare change by month basis

18 Loss Cost Trend • Provides a measure of the change in the Company’s losses • Calculated using the change in frequency of normalized claim counts and the change in severity of the claims adjusted for changes in rate levels Direct Business Compound Ultimate Annual Trend: 2013-2017* *Excludes catastrophe and storm losses, and large losses. Large losses are defined as reported current accident year losses greater than $500,000 for the EMC Insurance Companies’ pool, excluding catastrophe and storm losses. -3.3% 4.6% 1.1% -4% -2% 0% 2% 4% 6% Frequency Severity Loss Cost Trend

19 88.5% 91.3% 88.5% 89.6% 91.4% 9.4% 10.6% 7.8% 8.1% 9.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 2013 2014 2015 2016 2017 Catastrophe and Storm Losses GAAP Combined Ratio Excluding Catastrophe and Storm Losses 101.3%97.7% GAAP Combined Ratios 97.9% 96.3% 101.9%

20 Premiums Written Less than $600,000 $600,001 - $1,500,000 $1,500,001 - $3,000,000 $3,000,001 - $4,500,000 Over $4,500,000 None 3.4% 6.6% 20.4% 5.9% 4.2% 5.9% 7.3% 2.8% 4.3% 2.5% 6.3% 1.0% 2.3% 7.3% 1.8% Personal Lines Focused Accountability 2017 Direct Premiums Written by State • Centralized accountability for personal lines profitability and growth began in 2016 • Implemented new personal automobile and homeowners products in second half of 2016 for all active states • Premiums written grew for first time since 2012 due primarily to mid-single digit rate level increases and selectively added new business in key growth areas 1.5% 7.8% 2.4% 0.8% 2.7% 0.7% 2.1%

21 Commercial Auto Trends • Commercial auto represents ~25% of property and casualty insurance segment’s commercial business • Projected combined ratio of 109.3%* for industry in 2018 • Increase in loss frequency driven by distracted drivers and increase in miles driven due to lower gas prices • Increase in loss severity driven by more costly repairs • Implemented multi-year “Accelerate Commercial Auto Profitability” project in 2016 • Goal of returning to underwriting profitability by mid-2019 – expect incremental improvement each year • Mid-single digit rate level increases in 2017 • Calendar year incurred loss ratio for CA improved by over 7 points, with a reduction in the 2017 accident year ultimate loss projection compared to 2016 • Eight teams complement local branch efforts, each focused on different opportunities such as underwriting, pricing and claims handling • Develop and introduce better tools to help agencies struggling with commercial auto profitability *Projection by Conning research

22 Investing in Innovation International business accelerator focused on developing and growing early-stage innovative InsurTech startups Innovation Lab Customer Focus and Collaboration Cutting-Edge Analytics Connected/ Real-Time Feedback + + Superior Agency Relationships/Services that Improve Company Performance = World’s largest InsurTech business accelerator connecting corporations with innovative startups in various growth stages

23 Innovative Loss Control Services App that allows organizations to easily identify and report hazards that can lead to slip and fall incidents––leading cause of unintentional injuries in U.S. Partnered with MākuSafe, an innovative startup that developed patent-pending wearable technology that monitors environmental exposures to identify risks in industrial workplaces Pilot program utilizing sensors and monitoring system in schools that alerts policyholders of real-time issues if triggered School Sensor and Monitoring Program

24 Investment Portfolio $1.54 billion* at December 31, 2017 *Investment securities purchased under reverse repurchase agreements of $16.5 million are not reflected in total investments; however, income from these agreements is included in net investment income. **Securitized assets include commercial mortgage-backed, residential mortgage-backed and other asset-backed securities. • Fixed income valuations have improved relative to equities • Corporate credit is in the late stage of the business cycle • Equity valuations remain elevated despite recent market volatility • Tail-risk hedge alleviates downside risk but reduces annual equity portfolio return 1.5-2% depending on financial market volatility • Intend to use increased market volatility to deploy portfolio cash at more attractive levels Treasuries/Agencies 20% Corporate Bonds 28% S-T Investments/Other 2% Equities 15% Municipal Bonds20% Securitized Assets** 15%

25 $- $5 $10 $15 $20 $25 $30 $35 2013 2014 2015 2016 2017* Book Value Per Share Cumulative Dividends Per Share *Approximately $0.42 per share of the book value per share increase in 2017 it attributable to a one-time deferred income tax benefit resulting from the enactment of the Tax Cuts and Jobs Act of 2017. Increasing Stockholder Value

26 Appendix

27 Local Service Focus Agencies Represented by Territory z64 117 139 117 147 112 102 91 68 134 138 151 85172 284 239 • Feedback from annual agent survey drives future product and service enhancements • Formal tiering program ties compensation to performance

28 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2013 2014 2015 2016 2017 Target Market Safety Group ( $ i n t h o u s a n d s ) Strength in Group Programs Direct Premiums WrittenTarget Markets Branch and industry specific programs such as: • Schools • Municipalities • Petroleum Marketers • Manufactured Housing • Water Well Drillers Safety Groups • Similar to Target Markets, except offer dividends for favorable loss experience of the group • Group programs generally perform better than our standard book of business

29 2018 Intercompany Reinsurance Treaties $22M $15M $24M $12M JANUARY 1 - JUNE 30 AGGREGATE TREATY JULY 1 - DECEMBER 31 AGGREGATE TREATY Retention Limit Cost: $6.0M Property and Casualty Insurance Segment Catastrophe Treaties Between EMCI and EMCC Cost: $1.4M $10M $20M $10M $100M ONE‐T IME PER  OCCURRENCE  TREATY ANNUAL  AGGREGATE  TREATY Retention Limit Reinsurance Segment Catastrophe Treaties Between EMCI and EMCC Cost: $1.6M Cost: $3.6M Per Occurrence Treaty Annual Aggregate Treaty Jan. 1 – June 30 Aggregate Treaty July 1 – Dec. 31 Aggregate Treaty 20% Co-participation • Losses and settlement expenses ceded to EMCC under the aggregate treaty totaled $16.8 million in 2017 • EMC Re purchases additional reinsurance protections (Industry Loss Warranties) in peak exposure territories – Ceded premiums earned of approximately $5.6 million in 2017 • Losses and settlement expenses ceded to EMCC under the intercompany reinsurance program totaled $19.2 million in 2017

30 Award-Winning Workplace • No. 2 Ranking on Best Companies for Leaders (Chief Executive) • No. 16 Top Workplaces in Iowa (The Des Moines Register) • Best Property/Casualty Company in Des Moines (Business Record) • Plan Sponsor of the Year (PLANSPONSOR) • American Heart Association’s Platinum Level Fit-Friendly Worksite Forbes 2017 America’s 50 Most Trustworthy Financial Companies

31 Experienced Executive Management Team Vicki L. Freese CPCU, ARe President of EMC Reinsurance Co. 40 years with EMC Mick A. Lovell CPCU Executive Vice President of Operations 27 years in P&C industry, 14 of those years with EMC Bruce G. Kelley J.D., CPCU, CLU President, Chief Executive Officer and Treasurer 32 years with EMC Scott R. Jean FCAS, MAAA Executive Vice President of Finance & Strategy 26 years with EMC Ian C. Asplund M.S., FCAS, MAAA, CERA Senior Vice President & Chief Analytics Officer 14 years with EMC Jason R. Bogart CPCU, ARM Senior Vice President & Chief Field Officer 24 years with EMC Bradley J. Fredericks M.B.A., FLMI Senior Vice President & Chief Investment Officer 20 years in investment industry, 8 of those years with EMC Larry W. Phillips CPCU Senior Vice President & Chief Business Development Officer 37 years in P&C industry, 11 of those years with EMC Mark E. Reese CPA Senior Vice President & Chief Financial Officer 33 years with EMC Lisa A. Simonetta J.D. Senior Vice President & Chief Claims Officer 25 years with EMC Meyer T. Lehman FCAS, MAA Senior Vice President & Chief Actuarial Officer 18 years in actuarial industry, 1 of those years with EMC

32 17% 18% 17% 28% 20% Expected Maturities 0-2 Years 2-5 Years 5-7 Years 7-10 Years 10+ Years Fixed Income Portfolio December 31, 2017 Bond Ratings AAA 46.3% AA 20.7% A 27.0% BAA 5.8% BA and below 0.2% Total 100.0% Portfolio Characteristics Average Life: 6.9 Years Duration: 5.0 Pre-tax Book Yield: 3.5%

33 Selected Financial Results (1) The 2017 amount includes a $9.1 million deferred income tax benefit resulting from the decline in the U.S. federal corporate tax rate from 35 percent to 21 percent that was enacted on December 22, 2017. (2) Operating income and operating income per share are non-GAAP financial measures. See pps. 34-35 for additional information regarding their calculation. (3) Based on PLRB event occurrence numbers for the P&C insurance segment and PCS catastrophe serial numbers for the reinsurance segment. Year Ended December 31, ($ in thousands, except per share amounts) 2017 2016 2015 Revenues $ 652,289 $ 640,909 $ 617,573 Net realized investment gains 6,556 4,074 6,153 Losses and expenses (619,029) (581,776) (552,070) Income tax expense (1) (578) (17,004) (21,494) Net income $ 39,238 $ 46,203 $ 50,162 Net income per share $ 1.84 $ 2.20 $ 2.43 Non-GAAP operating income (2) $ 25,920 $ 43,555 $ 46,163 Non-GAAP operating income per share (2) $ 1.22 $ 2.07 $ 2.24 Loss and settlement expense ratio 69.5% 65.3% 65.0% Acquisition expense ratio 31.8% 32.4% 31.3% Combined ratio 101.3% 97.7% 96.3% After-tax per share data: Catastrophe and storm losses (3) $ (1.82) $ (1.48) $ (1.40) Favorable development on prior years’ reserves $ 0.60 $ 1.10 $ 1.12

34 Non-GAAP Information Definition of Non-GAAP Information and Reconciliation to Comparable GAAP Measures • The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Management uses certain non-GAAP financial measures for evaluating the Company’s performance. These measures are considered non-GAAP financial measures under applicable Securities and Exchange Commission (SEC) rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. The Company’s calculation of non-GAAP financial measures may differ from similar measures used by other companies, so investors should exercise caution when comparing the Company’s non-GAAP financial measures to the measures used by other companies. Non-GAAP Operating Income • One of the primary non-GAAP financial measures utilized by management for evaluating the Company’s performance is operating income. Non-GAAP operating income is calculated by excluding net realized investment gains/losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. The deferred income tax benefit that resulted from the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA) is also excluded in the calculation of non-GAAP operating income for the year ended December 31, 2017. While realized investment gains/losses are integral to the Company’s insurance operations over the long term, the decision to realize investment gains or losses in any particular period is subject to changing market conditions and management’s discretion, and is independent of the Company’s insurance operations. While the Company’s insurance operations will benefit from the lower corporate tax rate that became effective on January 1, 2018, the deferred income tax benefit that resulted from the enactment of the TCJA in 2017 is a one-time event that is not expected to reoccur in the foreseeable future. • Management believes non-GAAP operating income is useful to investors because it illustrates the performance of the Company’s normal, ongoing insurance operations, which is important in understanding and evaluating the Company’s financial condition and results of operations. While this measure is consistent with measures utilized by investors and analysts to evaluate performance, it is not intended as a substitute for the GAAP financial measure of net income.

35 Year Ended December 31, ($ in thousands) 2017 2016 2015 Net income $39,238 $ 46,203 $ 50,162 Realized investment gains (6,556) (4,074) (6,153) Income tax expense 2,295 1,426 2,154 Net realized investment gains (4,261) (2,648) (3,999) Impact of TCJA at enactment (9,057) - - Non-GAAP operating income $ 25,920 $ 43,555 $ 46,163 Reconciliations of Non-GAAP Financial Measures The reconciliations of net income to non-GAAP operating income, and net income per share to non-GAAP operating income per share, are as follows: Year Ended December 31, ($ per share) 2017 2016 2015 Net income $ 1.84 $ 2.20 $ 2.43 Realized investment gains (0.31) (0.19) (0.29) Income tax expense 0.11 0.06 0.10 Net realized investment gains (0.20) (0.13) (0.19) Impact of TCJA at enactment (0.42 - - Non-GAAP operating income $ 1.22 $ 2.07 $ 2.24

36 Industry Metric – Premiums Written • Premiums written is an industry metric used in statutory accounting to quantify the amount of insurance sold during a specified reporting period. Management analyzes trends in premiums written to assess business efforts, and uses it as a financial measure for goal setting and determining a portion of employee and senior management awards and compensation. Premiums earned, used in both statutory and GAAP accounting, is the recognition of the portion of premiums written directly related to the expired portion of an insurance policy for a given reporting period. The unexpired portion of premiums written is referred to as unearned premiums, and represents the portion of premiums written that would be returned to a policyholder upon cancellation of a policy.